UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported) November 14, 2002

             (Exact name of registrant as specified in its charter)
                                DST Systems, Inc.

            (State or other      (Commission        (I.R.S. Employer
             jurisdiction        File Number)      Identification No.)
           of incorporation)

               Delaware             1-14036            43-1581814

                333 West 11th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (816) 435-1000

                                 Not Applicable
         (Former name or former address, if changed since last report.)


                    ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS
Exhibit No.       Description
99.1              Certification of Thomas A. McDonnell,
                  Chief Executive Officer of Registrant
99.2              Certification of Kenneth V. Hager,
                  Chief Financial Officer of Registrant

ITEM 9  REGULATION FD DISCLOSURE

On November 14, 2002, Registrant submitted to the Securities and
Exchange Commission via an EDGAR filing and by express mail
Certifications of the Chief Executive Officer and Chief Financial
Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934. The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DST Systems, Inc.


                                    /s/ Randall D. Young
                                    Randall D. Young
                                    Vice President, General Counsel,
                                    and Secretary

Date: November 14, 2002